UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.   )

Filed by Registrant	☒
Filed by Party other than Registrant	☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Materials under §240.14a-12

Edible Garden AG Incorporated
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

EDIBLE GARDEN AG INCORPORATED

283 County Road 519

Belvidere, New Jersey 07823

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AUGUST 21, 2024

To the Stockholders of Edible Garden AG Incorporated:

We would like to invite you to attend an annual meeting of stockholders (the “Annual Meeting”) of Edible Garden AG Incorporated (the “Company,” “we,” “us,” or “our”), which will be held on Wednesday, August 21, 2024 at 10 a.m. Eastern Time. The Annual Meeting will be conducted as a virtual meeting of stockholders via a live webcast. We believe that hosting a virtual meeting will enable greater stockholder participation from any location. Our Board of Directors has fixed the close of business on June 27, 2024 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement of the Annual Meeting.

The Annual Meeting is being held for the following purposes, as more fully described in the accompanying proxy statement:

1.	To elect four director nominees named in the proxy statement as directors for a one-year term and until their successors have been duly elected and qualified;

2.	To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024;

3.	To approve an amendment to the Company’s 2022 Equity Incentive Plan to authorize additional shares of common stock for issuance under the plan; and

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To approve any adjournment of the Annual Meeting from time to time, if necessary or appropriate, including to solicit additional votes in favor of Proposal One, Proposal Two, and/or Proposal Three if there are not sufficient votes at the time of the Annual Meeting to adopt Proposal One, Proposal Two and/or Proposal Three or to establish a quorum.

We will also consider and act upon such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof.

To participate in the Annual Meeting virtually via the Internet, please visit www.proxydocs.com/EDBL. In order to attend via live webcast, you must register in advance at www.proxydocs.com/EDBL prior to the deadline of August 20, 2024 at 5:00 p.m. Eastern Time. After you register, you will receive an email with instructions about attending the Annual Meeting, including a unique link to access the Annual Meeting. You will not be able to attend the Annual Meeting in person.

Whether or not you expect to attend via live webcast, your vote is important. The Board of Directors respectfully requests that you vote your stock, regardless of the number of shares you own, in the manner described in the proxy statement. You may revoke your proxy in the manner described in the proxy statement at any time before it has been voted at the Annual Meeting.

Our Board of Directors recommends a vote FOR each of the director nominees included in Proposal One and a vote FOR Proposals Two, Three and Four. For ten days prior to the meeting, a complete list of stockholders entitled to vote at the meeting will be available for examination by any stockholder, for any purpose relating to the meeting, during ordinary business hours at our principal offices located at 283 County Road 519, Belvidere, New Jersey 07823.

By Order of the Board of Directors:

/s/ James E. Kras
James E. Kras
Chairman, Chief Executive Officer, and President

Belvidere, New Jersey

July 2, 2024

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON AUGUST 21, 2024

We are following the Securities and Exchange Commission’s “e-proxy” rules that allow public companies to furnish proxy materials to shareholders over the Internet. Instead of a physical copy, you have received a Notice of Internet Availability of Proxy Materials, which provides instructions on how to view our proxy materials for the Annual Meeting over the Internet, how to vote, and how to request a printed copy of the proxy materials.

www.proxydocs.com/EDBL

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QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these proxy materials?

The board of directors (the “Board”) of Edible Garden AG Incorporated, a Delaware corporation (the “Company,” “we,” “our,” or “us”), is providing these proxy materials to you on the internet, or has delivered printed versions to you by mail if requested, to solicit your vote for our annual meeting of stockholders to be held on Wednesday, August 21, 2024 at 10 a.m. Eastern Time (the “Annual Meeting”). We are holding the Annual Meeting virtually by means of a live webcast. There will not be a physical meeting location and you will not be able to attend in-person. As a stockholder, you are invited to attend the Annual Meeting online and are entitled and requested to vote on the proposals described in this Proxy Statement. We are making these proxy materials available to you on July 2, 2024.

Why did I receive a one-page notice in the mail regarding the internet availability of proxy materials instead of a full set of proxy materials?

The Board has elected to follow the Securities and Exchange Commission’s (“SEC”) “e-proxy” rules that allow public companies to furnish proxy materials to stockholders over the internet. The “e-proxy” rules allow us to send you a Notice of Internet Availability of Proxy Materials while providing online access to the documents instead of sending full, printed copies of the proxy materials. We first released the Notice to stockholders of record on or about July 2, 2024. The Notice provides instructions on how to: (1) view our proxy materials for the Annual Meeting via the Internet; (2) vote your shares; and (3) request a printed copy of the proxy materials, free of charge.

What am I voting on?

The Board is soliciting your proxy in connection with the Annual Meeting to be held on Wednesday, August 21, 2024, at 10 a.m. Eastern Time, and any adjournment or postponement thereof. You are voting on the following proposals:

•	Proposal One: To elect four director nominees named in the proxy statement as directors for a one-year term and until their successors have been duly elected and qualified;

•	Proposal Two: To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024;

•	Proposal Three: To approve an amendment to the Company’s 2022 Equity Incentive Plan, as amended (the “Plan”) to authorize additional shares of common stock for issuance under the Plan; and

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Proposal Four: To approve any adjournment of the Annual Meeting from time to time, if necessary or appropriate, including to solicit additional votes in favor of Proposal One, Proposal Two, and/or Proposal Three if there are not sufficient votes at the time of the Annual Meeting to adopt Proposal One, Proposal Two and/or Proposal Three or to establish a quorum.

As of the date of this proxy statement, we are not aware of any other matter to be presented at the Annual Meeting. If any other matter is properly brought before the Annual Meeting, the proxy holders will vote on such matter in their discretion.

How does the Board recommend I vote?

Our Board recommends that the stockholders vote their shares:

•	FOR the election of each of the four director nominees named in the proxy statement as directors for a one-year term and until their successors have been duly elected and qualified;

•	FOR the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024;

•	FOR the approval of an amendment to the Plan to authorize additional shares of common stock for issuance under the Plan (the “Plan Amendment”); and

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FOR the approval of any adjournment of the Annual Meeting from time to time, if necessary or appropriate, including to solicit additional votes in favor of Proposal One, Proposal Two, and/or Proposal Three if there are not sufficient votes at the time of the Annual Meeting to adopt Proposal One, Proposal Two and/or Proposal Three or to establish a quorum (the “Adjournment”).

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Who can vote at the Annual Meeting?

Only stockholders at the close of business on June 27, 2024, the record date for the Annual Meeting (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. As of the Record Date, there were 3,160,392 shares of our common stock outstanding and entitled to vote.

Stockholders of Record: Shares Registered in Your Name. If on the Record Date, your shares of our common stock were registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, then you are a stockholder of record.

Beneficial Owners: Shares Registered in the Name of a Broker or Bank. If on the Record Date, your shares of our common stock were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account or you may work with your broker to arrange to vote your shares directly at the Annual Meeting. You are also invited to participate in the Annual Meeting. Your broker, bank or nominee (“broker”) has provided voting instructions for you to use to direct the broker on how to vote your shares.

How do I vote?

Stockholder of Record. If you are a stockholder of record, there are four ways to vote:

•	By internet at www.proxypush.com/EDBL. We encourage you to vote this way.

•	By touch tone telephone: call toll-free at 866-458-3104.

•	By completing and mailing your proxy card.

•	At the Annual Meeting: instructions on how to vote during the Annual Meeting webcast are posted at www.proxydocs.com/EDBL. Votes submitted during the Annual Meeting must be received no later than the closing of the polls at the Annual Meeting.

Whether or not you plan to attend the Annual Meeting, we urge you to vote to ensure your vote is counted.  You may still attend the Annual Meeting and vote your shares if you have already voted by proxy. Only the latest vote you submit will be counted. For instructions on how to change your vote, see the “Can I change my vote or revoke my proxy?” section below.

Beneficial Owner. If you hold your shares in “street name” as a beneficial owner of shares registered in the name of your broker, you must vote your shares in the manner prescribed by your broker. Your broker has otherwise provided a voting instruction card for you to use in directing the broker how to vote your shares. Check the voting instruction card used by that organization to see if it offers internet or telephone voting.  We encourage you to vote by internet or telephone if offered by your broker.

Instead of directing your broker how to vote your shares, you may elect to attend the Annual Meeting and vote your shares during the meeting if you obtain a legal proxy that gives you the right to vote the shares electronically via the internet at the Annual Meeting. Instructions on how to vote during the Annual Meeting webcast are posted at www.proxydocs.com/EDBL. Votes submitted during the Annual Meeting must be received no later than the closing of the polls at the Annual Meeting.

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How many votes do I have?

On each matter to be voted upon at the Annual Meeting, you have one vote for each share of common stock you owned as of the Record Date.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least one-third of the shares entitled to vote at the Annual Meeting are “present” at the Annual Meeting. As of the Record Date, there were 3,160,392 shares of our common stock entitled to vote.

If you are a stockholder of record, your shares will be counted as “present” at the Annual Meeting if:

•	you attend and vote at the Annual Meeting;

•	you have voted in advance by internet or telephone; or

•	you have properly submitted a proxy card.

If your shares are held in street name, your shares will be counted as “present” at the Annual Meeting if your broker has voted on a discretionary item or your broker has otherwise voted based on your instructions.

Abstentions will be counted towards the quorum requirement. If there is no quorum, then the chair of the Annual Meeting or a majority of the shares present at the meeting and entitled to vote may adjourn the meeting to another date until a quorum is present.

How many votes are needed to approve each proposal?

The table below shows the vote required to approve the proposals described in this proxy statement, assuming the presence of a quorum, virtually or by proxy, at the Annual Meeting.

Proposal	Voting Options	Vote Required	Effect of Abstentions and Withheld Votes	Effect of Broker Non-Votes
One: To elect four director nominees for a one-year term	FOR or WITHHOLD	Plurality of votes cast on the proposal, which means the four director nominees who receive the highest number of votes “FOR” their election will be elected	None	None
Two: To ratify the appointment of our independent registered public accounting firm	FOR, AGAINST or ABSTAIN	Affirmative vote of the majority of votes cast on the matter	None	Not applicable
Three: To approve the Plan Amendment	FOR, AGAINST or ABSTAIN	Affirmative vote of the majority of votes cast on the matter	None	None
Four: To approve the Adjournment	FOR, AGAINST or ABSTAIN	Affirmative vote of the majority of votes cast on the matter	None	None

What happens if I do not give specific voting instructions?

Stockholder of Record. If you are a stockholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the Annual Meeting. However, if you submit a proxy but no instructions are given, the shares represented by the proxy will be voted on your behalf in accordance with the recommendations of our Board as follows:

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•	FOR the election of each of the four director nominees named in the proxy statement as directors for a one-year term and until their successors have been duly elected and qualified;

•	FOR the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024;

•	FOR the approval of the Plan Amendment to authorize additional shares of common stock for issuance under the Plan; and

•	FOR the approval of the Adjournment.

In the event other business properly comes before the Annual Meeting or at any adjournment or postponement of the meeting, the individuals named in the proxy will vote the shares represented by the proxy in their discretion.

Beneficial Owner. For a beneficial owner of shares held in street name, if a proposal is deemed “routine” and you do not give instructions to your broker or nominee, they may, but are not required to, vote your shares with respect to the proposal. If the proposal is deemed “non-routine” and you do not give instructions to your broker or nominee, they may not vote your shares with respect to the proposal and the shares will be treated as broker non-votes. The determination of whether a proposal is “routine” or “non-routine” will be made by the New York Stock Exchange (“NYSE”) based on NYSE rules that regulate member brokerage firms. When our inspector of election tabulates the votes for any particular matter, broker non-votes will be counted for purposes of determining whether a quorum is present but may not otherwise be counted. We therefore encourage you to provide voting instructions on each proposal to the organization that holds your shares.

Can I change my vote or revoke my proxy?

If you are a stockholder of record, you may change your vote by revoking your proxy at any time before it is voted at the Annual Meeting in any one of following ways:

•	enter a timely new vote by internet or telephone;

•	submit another properly completed, later-dated proxy card;

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send a written notice that you are revoking your proxy to: Edible Garden AG Incorporated, 283 County Road 519, Belvidere, New Jersey 07823, Attention: Secretary, which must be received no later than August 20, 2024; or

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attend the Annual Meeting webcast and vote during the meeting. Attending the Annual Meeting without voting during the meeting will not, by itself, revoke a previously submitted proxy unless you specifically request your prior proxy be revoked.

If you hold your shares in street name, contact your broker or other organization regarding how to revoke your instructions and change your vote. Only your last-submitted, timely vote will count at the Annual Meeting.

Who counts the votes?

Mediant Communications Inc. has been appointed inspector of election by the Company and will tabulate votes at the Annual Meeting.

How can I find out the voting results of the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K to be filed with the SEC within four business days after the Annual Meeting.

How can I attend the Annual Meeting?

We will be hosting the Annual Meeting only by means of a live webcast. We believe that hosting a virtual meeting will enable greater stockholder participation from any location. You will not be able to attend the Annual Meeting in person. In order to attend, you must register in advance at www.proxydocs.com/EDBL before 5:00 p.m. Eastern Time on August 20, 2024. Upon completing your registration, you will receive further instructions via email, including your unique link that will allow you to access the Annual Meeting.

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How can I submit a question at the Annual Meeting?

You may submit questions in advance of the Annual Meeting at www.proxydocs.com/EDBL after logging in with your control number, but you will not be able to ask questions during the Annual Meeting. We request that questions sent in advance be submitted by August 19, 2024 at 5:00 p.m. Eastern Time. We expect to respond to questions during the Annual Meeting that are pertinent to the proposal at the Annual Meeting. We may group together questions that are substantially similar to avoid repetition. Shortly after the Annual Meeting, we may post questions and answers under the Investors section of our website at ediblegardenag.com/investors. Information available on our website is not a part of, and is not incorporated into, this proxy statement.

What if I experience technical difficulties when accessing the Annual Meeting?

If you have registered for the Annual Meeting, you will receive a meeting access email on the day of the Annual Meeting. Information regarding technical support, including a technical support phone number with be provided in the meeting access email.

Can I obtain a stockholder list?

A stockholder list will be available for examination by our stockholders at our principal executive offices at 283 County Road 519, Belvidere, New Jersey 07823 during ordinary business hours throughout the ten-day period prior to the Annual Meeting for any purpose germane to the Annual Meeting.

What is “householding” and how does it impact me?

We have adopted a process called “householding” for mailing proxy materials in order to reduce printing and mailing expenses. The SEC’s householding rules allow us to deliver a single set of proxy materials to stockholders of record who share the same address. If you share an address with another stockholder and have received only one set of proxy materials, but you would prefer to continue receiving a separate set of proxy materials, you may request a separate set at no cost to you by writing to Edible Garden AG Incorporated, 283 County Road 519, Belvidere, New Jersey 07823, Attention: Secretary, or by calling (908) 750-3953. Alternatively, if you are currently receiving multiple sets of the proxy materials at the same address and wish to receive a single copy in the future, you may contact us by calling or writing to us at the telephone number or address given above.

If you are a beneficial owner, the broker may deliver only one set of proxy materials to stockholders who have the same address unless the broker has received contrary instructions from one or more of the stockholders. If you wish to receive a separate set of proxy materials, now or in the future, you may contact us at the address or telephone number above and we will promptly deliver a separate set. Beneficial owners sharing an address who are currently receiving multiple copies of the proxy materials and wish to receive a single set in the future should contact their broker to request that only a single set be delivered to all stockholders at the shared address in the future.

What does it mean if I receive more than one voting instruction card?

If you receive more than one voting instruction card, your shares are registered in more than one name or are registered in different accounts. Please vote using each voting instruction card to ensure that all of your shares are voted.

Where can I view the proxy materials on the internet?

Our proxy materials, including the Notice, this proxy statement, your proxy card, and our Annual Report are available, free of charge, at www.proxydocs.com/EDBL.

Upon written request by any stockholder, we will furnish a copy of our Annual Report free of charge, except that copies of any exhibit to that report will be furnished once the requesting stockholder has paid the Company’s reasonable expenses in furnishing the exhibit. Please direct any written requests to principal executive offices at 283 County Road 519, Belvidere, New Jersey 07823. Stockholders may also view our Annual Report in the Investors section of our website, at ediblegardenag.com/investors.

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How can I receive a printed copy of the proxy materials?

Stockholder of Record. You may request a printed copy of the proxy materials by any of the following methods:

•	Telephone: call toll-free at 866-648-8133;

•	Internet at www.investorelections.com/EDBL; or

•	E-mail at paper@investorelections.com. If requesting materials by e-mail, please send a blank e-mail with your 12-digit control number in the subject line.

Beneficial Owner. You may request a printed copy of the proxy materials by following the instructions provided to you by your broker.

In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by e-mail on an ongoing basis. Choosing to receive your future proxy materials by e-mail will save us the cost of printing and mailing documents to you and will reduce the environmental impact of printed materials.

Who is paying for this proxy solicitation?

Our Board is soliciting proxies for use at the Annual Meeting, and we will bear the cost of the proxy solicitation. In addition to solicitation by mail, our directors, officers and employees may solicit proxies personally, by telephone, email or other means of communication. We will not compensate these persons for soliciting proxies on our behalf. We have not retained a proxy solicitor to assist in proxy solicitation, but we may do so if we believe it is necessary. We will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners.

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PROPOSAL ONE:

ELECTION OF DIRECTORS

Our bylaws require us to have at least one but no more than fifteen directors. The number of directors, which is set by the Board, is currently four. James Kras, our Chief Executive Officer, President, Treasurer and Secretary is the only director who is an employee of the Company.

Our nominating and governance committee has evaluated each of the following candidates and, based on the recommendation of our nominating and governance committee, our Board has nominated the following candidates to stand for re-election to our Board. Each of the following nominees is currently a director and each has consented to be named in this proxy statement and to serve if elected. In the event that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, your proxy will be voted for any nominee designated by our Board to fill the vacancy. We do not expect that any nominee will be unable or will decline to serve as a director. If you are a beneficial owner of shares held in street name and you do not provide your broker with voting instructions, your broker may not vote your shares on your behalf for the election of directors. Therefore, it is important that you vote.

The name of and certain information regarding each nominee as of the Record Date is set forth below. This information is based on data furnished to us by the nominees. Except as noted in the biographies below, there are no family relationships between any director, executive officer or person nominated to become a director or executive officer. If elected, all of the nominees for director will serve for a one-year term and until their successors are duly elected and qualified or until their earlier death, disqualification, resignation or removal.

Director Nominee	Age	Position(s) with Edible Garden	Director Since
James E. Kras	55	Chief Executive Officer, President, Treasurer, Secretary and Director	March 2020
Pamela DonAroma	68	Director	April 2023
Mathew McConnell	65	Director	May 2022
Ryan Rogers	42	Director	May 2022

James E. Kras. Mr. Kras is one of our founders and has served as Chief Executive Officer and a director since our inception in March 2020. Mr. Kras served as President and Chief Marketing Officer of Edible Garden Corp., a wholly-owned subsidiary of Unrivaled Brands (formerly Terra Tech), from March 2016 to March 2020. Prior to that service, Mr. Kras held senior leadership positions in marketing at global leaders Ajinomoto, a multinational food and biotechnology corporation, and The Bountiful Company (formerly The Nature’s Bounty Company), a producer of dietary supplements. Mr. Kras started his career on Madison Avenue in advertising with various global advertising and marketing companies including Grey Advertising and Carat Interactive a subsidiary of Dentsu International. Mr. Kras is the nephew of Pamela DonAroma, one of our directors. As our Chief Executive Officer and one of our founders, Mr. Kras brings to the Board extensive knowledge of our products, structure, and culture as well as years of expertise in the industry.

Pamela DonAroma. Ms. DonAroma has served as one of our directors since April 2023. Ms. DonAroma has served as the Chief Executive Officer and President of Futures Inc. since its inception in 1989. Futures Inc. is a non-profit organization that advocates for individuals with disabilities through professional development, community-based education and employment opportunities. In her position at Futures Inc., Ms. DonAroma is responsible for all aspects of agency communication, development, human resource management, governmental compliance, accreditation, and financial operations. Ms. DonAroma is the aunt of James Kras, our Chief Executive Officer. Ms. DonAroma was chosen to serve as a director because of her extensive leadership experience and experience in building out an organization, which we believe will be important as we ramp up our organizational buildout.

Mathew McConnell. Mr. McConnell has served as one of our directors since May 2022. Mr. McConnell has served as Head of US Equity Capital Markets at BancTrust & Co. Investment Bank, an investment bank, since April 2024. Prior to this, Mr. McConnell served as a part-time consultant at CapConnect from July 2023 to April 2024. Mr. McConnell previously served as Chief Executive Officer of Marco Polo Securities, Inc.’s MPS Chaperone and Distribution business from February 2020 to September 2022. In this position, he oversaw international equities, trading, and capital markets processes for this U.S. broker-dealer offering cross-border regulatory and distribution solutions to a robust network of local securities firms across the world. From 2018 to 2020, Mr. McConnell served as Managing Director, Head of Equity Capital Markets of Tellimer (Exotix Capital), a financial brokerage firm, including as a member of its U.S. executive committee. Prior to Tellimer, Mr. McConnell was Head of Capital Markets at Auerbach Grayson, a financial brokerage firm, from 2014 to 2018. Mr. McConnell was chosen to serve as a director because of his extensive international financial and capital markets experience, which we believe will be important as we implement our growth strategy.

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Ryan Rogers. Mr. Rogers has served as one of our directors since May 2022 and has spent nearly two decades working in the food retail industry in various merchandising, sales and sourcing positions. Mr. Rogers is the founder of Retail Optics, a consulting firm focused on navigating complex problems within the retail space, and has served as president since February 2022. From June 2021 until February 2022, he served as client business manager and business developing manager for FDM Sales, a brand development organization helping accelerate growth for food and beverage brands. Prior to joining FDM Sales, Mr. Rogers spent 18 years at Target Corp, a retail corporation, where he held merchandising and sourcing roles of increasing responsibility within its food division, including produce buyer, where he led the growth strategy for packaged salads, vegetarian, and healthy snacking. Mr. Rogers was chosen to serve as a director because of his extensive experience in our industry and his ability to help organizations like ours accelerate growth.

Vote Required

Stockholders can vote FOR each of the nominees or may WITHHOLD their vote from one or more of the nominees.

The director nominees receiving a plurality of the votes cast for “FOR” their election at the meeting will be elected as directors.

Recommendation of the Board

The Board recommends a vote FOR the election of each of the director nominees listed above.

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CORPORATE GOVERNANCE MATTERS

Director Independence

Our Board consists of James Kras, Pamela DonAroma, Mathew McConnell, and Ryan Rogers. Ms. DonAroma and Messrs. McConnell and Rogers are considered independent based on the listing standards of Nasdaq. Additionally, Deborah Pawlowski, who resigned from the Board effective April 4, 2023, was considered independent based on the listing standards of Nasdaq during her service on our Board. In order to promote open discussion among independent directors, our Board has a policy of regularly conducting executive sessions of independent directors at scheduled meetings led by the lead independent director and at such other times requested by other independent directors. Executive sessions do not include Mr. Kras.

Board Diversity Matrix

The table below provides certain highlights of the composition of our Board as of June 27, 2024. Each of the categories listed in the table below has the meaning as it is used in Nasdaq Rule 5605(f).

Board Diversity Matrix As of June 27, 2024
Total Number of Directors	4
	Female	Male
Part I: Gender Identity
Directors	1	3
Part II: Demographic Background
White	1	3

Information Regarding Meetings of the Board and Committees

During 2023, our Board held twelve meetings. All of our directors attended at least 75% of the aggregate of all meetings of the Board and the committees on which they served during 2023. We do not have a formal written policy with respect to directors’ attendance at our annual meetings of stockholders.

Committees

Our Board has established three standing committees: audit committee; compensation committee; and nominating and governance committee. Each of these committees consist solely of independent directors. We have adopted written charters for each of these committees that are available on our website, ediblegardenag.com/governance. Our Board may establish other committees as it deems necessary or appropriate from time to time. The following table provides membership information for our committees as of the Record Date and the number of meetings held by each committee in 2023:

Committee	Audit	Compensation	Nominating & Governance
Number of meetings held:	4	5	2
Pamela DonAroma
Mathew McConnell
Ryan Rogers

 = Chair   = Member     = Audit Committee Financial Expert

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Audit Committee

The audit committee is responsible for, among other matters:
•	appointing, compensating, retaining, evaluating, terminating, and overseeing our independent registered public accounting firm;
•	discussing with our independent registered public accounting firm the independence of its members from its management;
•	reviewing with our independent registered public accounting firm the scope and results of their audit;
•	approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;
•	overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the interim and annual financial statements that we file with the SEC;
•	reviewing and monitoring our accounting principles, accounting policies, financial and accounting controls, and compliance with legal and regulatory requirements;
•	coordinating the oversight by our Board of our code of ethics and our disclosure controls and procedures;
•	maintaining procedures for the confidential and/or anonymous submission of concerns regarding accounting, internal controls or auditing matters; and
•	reviewing and approving related-person transactions.

Mathew McConnell, Pamela DonAroma and Ryan Rogers serve on the audit committee and meet the definition of “independent director” for purposes of serving on an audit committee under Rule 10A-3 under the Exchange Act of 1934, as amended (the “Exchange Act”), and Nasdaq rules. Mr. McConnell serves as the Chair of the audit committee. Mr. McConnell qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K.

Compensation Committee

The compensation committee is responsible for, among other matters:
•	reviewing key employee compensation goals, policies, plans and programs;
•	reviewing and approving the compensation of our directors and executive officers;
•	reviewing and approving employment agreements and other similar arrangements between us and our executive officers; and
•	appointing and overseeing any compensation consultants or advisors.

Ryan Rogers, Pamela DonAroma, and Mathew McConnell serve on the compensation committee and meet the definition of “independent director” for purposes of serving on a compensation committee under Nasdaq rules. Mr. Rogers serves as the Chair of the compensation committee.

Nominating and Governance Committee

The nominating and governance committee is responsible for assisting the Board in identifying qualified individuals to become directors, in determining the composition of the Board and in monitoring the process to assess Board effectiveness. Pamela DonAroma, Ryan Rogers, and Mathew McConnell serve on the nominating and governance committee and Ms. DonAroma is the Chair of the nominating and governance committee.

Board Leadership Structure

Our Board and management believe that the choice of whether the Chair of our Board should be an executive of the Company, or a non-executive or independent director, depends upon a number of factors, taking into account the candidates for the position and the best interests of the Company and its stockholders. Mr. Kras serves as the Board Chair. Mr. Kras’s operating and leadership experience as an officer and director of our company since its inception and combined eight years of experience with us and our predecessor company made him a compelling choice for Board Chair. Mr. McConnell serves as lead independent director of our Board. As lead independent director, Mr. McConnell presides over executive sessions of the independent directors and serves as a liaison between the independent directors and our management team.

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Nominating Process

The nominating and governance committee is responsible for identifying, screening and recommending candidates for membership on the Board. The committee’s goal is to nominate candidates from a broad range of experiences and backgrounds who can contribute to the Board’s overall effectiveness in meeting its responsibilities. In assessing potential new directors, the committee considers individuals from various disciplines and diverse backgrounds, taking into account expertise and experience; race, ethnicity and/or underrepresented minority status; gender; gender identity or sexual orientation; age; and any other factors the committee deems appropriate. The selection of qualified directors is complex and crucial to our long-term success. Candidates for nomination to the Board are considered based upon various criteria, such as their experience in corporate management, experience in our industry, independence from the Company, and practical and mature business judgment.

The nominating and governance committee will consider recommendations from stockholders of potential candidates for the Board and will evaluate candidates recommended by stockholders in the same manner as it evaluates candidates recommended by Board members, officers or search firms. A shareholder wishing to recommend a potential candidate must submit the recommendation as detailed in “Stockholder Proposals” below.

Risk Oversight

Our Board oversees a company-wide approach to risk management. Our Board will determine the appropriate risk level for us generally, assess the specific risks faced by us and review the steps taken by management to manage those risks. While our Board has ultimate oversight responsibility for the risk management process, its committees will oversee risk in certain specified areas.

Specifically, our compensation committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements, and the incentives created by the compensation awards it administers. Our audit committee oversees management of enterprise risks and financial risks, as well as potential conflicts of interest. Our Board is responsible for overseeing the management of risks associated with the independence of our Board.

Executive Officers

Kostas Dafoulas . Mr. Dafoulas, age 44, has served as our interim Chief Financial Officer since January 2024. He previously served as a consultant to us on behalf of CapConnect+, Inc. (“CapConnect”) to provide financial reporting and related services. Mr. Dafoulas also serves as Head of Advisory & Finance at CapConnect, where he has served since September 2021. Mr. Dafoulas previously served as Treasurer at Semrush, Inc. from April 2020 to September 2021. From December 2017 to April 2020, Mr. Dafoulas was Director of Treasury at Circle Internet Financial, as well as Head of Finance for Poloniex, a subsidiary of Circle.

James E. Kras. Mr. Kras’s biography appears above under “Proposal One.”

Code of Ethics

Our Board has adopted a Code of Ethics that applies to our directors, officers and employees. A copy of this code is available on our website at ediblegardenag.com/investors. We intend to disclose on our website any amendments to the Code of Ethics and any waivers of the Code of Ethics that apply to our principal executive officer, principal financial officer, principal accounting officer, controller, or persons performing similar functions.

Director and Officer Indemnification Agreements

We have entered into separate indemnification agreements with our directors and executive officers, in addition to the indemnification provided for in our certificate of incorporation and bylaws. These agreements, among other things, require us to indemnify our directors and executive officers for certain expenses, including attorneys’ fees, judgments, penalties, fines and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of their services as one of our directors or executive officers or as a director or executive officer of any other company or enterprise to which the person provides services at our request. The indemnification agreements and our certificate of incorporation and bylaws require us to indemnify our directors and officers to the fullest extent permitted by Delaware law.

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EXECUTIVE AND DIRECTOR COMPENSATION

Summary Compensation Table

The following table provides information regarding the compensation paid for the years ended December 31, 2023 and 2022 to each of the executive officers named below, who are collectively referred to as “named executive officers” elsewhere in this proxy statement.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Total ($)
James E. Kras,	2023	300,000	—	300,000
Chief Executive Officer	2022	261,538	500,000	761,538

Michael James,	2023	300,000	—	300,000
Former Chief Financial Officer (1)	2022	261,538	500,000	761,538

(1)	Effective January 25, 2024, Mr. James retired from his positions as Chief Financial Officer, Treasurer, Secretary and Director.

Employment Agreements

On August 18, 2021, we entered into employment agreements with Messrs. Kras and James, which were later amended on January 18, 2022. Pursuant to the employment agreements, Messrs. Kras and James agreed to serve as Chief Executive Officer and Chief Financial Officer, respectively, for a term of two years. These agreements automatically renew for one additional one-year period unless we or the executive provides written notice prior to the end of the term. Pursuant to these employment agreements, Messrs. Kras and James are entitled to an annual base salary of $300,000, which amount may be increased by the compensation committee or the Board in their discretion. Each executive is eligible to receive an annual cash performance bonus with a target award amount equal to 100% of his base salary in the year of performance (“Performance Bonus”). This Performance Bonus will be based on performance and achievement of Company goals and objectives as defined by the Board or compensation committee. For the years ended December 31, 2023 and 2022, no performance goals were set in advance and no Performance Bonus was awarded to Messrs. Kras or James. In addition, each executive is entitled to four weeks’ paid time off pursuant to our practices for senior executives, and is entitled to the health, welfare and retirement benefits provided generally to our other employees.

Potential Payments Upon Termination or Change in Control

Under the employment agreement for Mr. Kras, if he is terminated for cause, resigns without good reason, or his employment ends due to his death or permanent disability, he will be entitled to any earned but unpaid base salary plus accrued benefits earned through the date of termination.

Under the employment agreement for Mr. Kras, in the event of his termination for a reason other than for cause or if he terminates voluntarily under one or more of the specified circumstances that constitute a good reason, Mr. Kras will receive an amount equal to two times his then-current base salary payable monthly, less any required tax withholdings, plus the pro-rata portion of the Performance Bonus earned during the calendar year of termination, and an aggregate amount equal to 12 times the applicable monthly premium for his group medical, dental and vision coverage. In addition, any stock options held by the executive will accelerate and become fully vested, and any restrictions relating to restricted stock or restricted stock units will lapse and become fully vested.

Mr. Kras is subject to non-competition and non-solicitation provisions under his employment agreement effective for the period of time equal to the greater of: (i) the period of time during which he is receiving any compensation or benefits from us; or (ii) a period of one year following his termination of employment. In all cases, his payments and benefits will be reduced, if necessary, to ensure that the payments and benefits to him will not be subject to the “golden parachute” excise tax imposed by Section 4999 of the Internal Revenue Code and the payments will be deductible by us.

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Under his employment agreement, Mr. James was entitled to and obligated by the same terms as Mr. Kras until entry into his separation agreement. Effective January 25, 2024, Michael James retired from his positions as Chief Financial Officer, Treasurer, Secretary and Director of the Company. In connection with Mr. James’s retirement, on January 24, 2024, the Company and Mr. James entered into a separation agreement (the “Separation Agreement”). Pursuant to the terms of the Separation Agreement, the Company agreed to pay Mr. James a severance payment of $300,000 in the form of salary continuation until January 2025. In addition, Mr. James is eligible to earn milestone payments under the Separation Agreement in an aggregate amount up to $300,000 if he completes certain transitional deliverables for the Company. The Company granted Mr. James a restricted stock award with a fair value equal to $25,000 as of April 2, 2024.

Outstanding Equity Incentive Awards at Fiscal Year-End

There were no stock awards held by our named executive officers as of December 31, 2023 or 2022.

Equity Incentive Plan

Under the Plan we may issue up to 17,500 shares of common stock to employees, non-employee directors, and any other individuals who perform services for us. Under the Plan, we may issue awards including options, stock appreciation rights, restricted stock awards, restricted stock units, and other stock-based awards as the Board or compensation committee may determine. At the Annual Meeting, stockholders will vote on whether to add shares of common stock for issuance under the Plan. See “Proposal Three - Approval of an Amendment to the Company’s 2022 Equity Incentive Plan.”

Equity Compensation Plan Information

The following table shows the number of securities that may be issued pursuant to our equity compensation plans (including individual compensation arrangements) as of December 31, 2023:

Plan Category	Number of securities to be issued upon exercise of outstanding options, restricted stock units, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	807	(1)	$—	(2)	15,957
Equity compensation plans not approved by security holders	—		—		—
Total	807		$—		15,957

(1)	Represents the number of underlying shares of common stock associated with unvested restricted stock units awarded under the Plan.
(2)	Restricted stock units do not have an exercise price and have been excluded from the calculation of weighted average exercise price.

Director Compensation

In the year ended December 31, 2023, compensation for our non-employee directors included an annual cash retainer of up to $75,000 (prorated for the time period served as director) and up to a $75,000 equity grant of restricted stock granted under the Plan. We intend for the compensation committee to determine the future compensation of our independent directors.

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The following table sets forth information concerning non-employee director compensation during the year ended December 31, 2023. Refer to the “Summary Compensation Table” above for compensation earned by Mr. Kras in 2023.

Name	Fees earned or paid in cash ($)	Stock Awards ($)(1)	Total ($)
Pamela DonAroma(2)	49,167	-	49,167
Mathew McConnell	75,000	-	75,000
Deborah Pawlowski(3)	9,879	3,171	13,050
Ryan Rogers	75,978	-	75,978

(1)

Represents the grant date fair value computed in accordance with the requirements of accounting for stock-based compensation. The amounts reported in this column have been computed in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification Topic 718.

(2)	Ms. DonAroma was appointed to the Board on April 4, 2023.
(3)	Ms. Pawlowski was appointed to the Board on October 14, 2022 and resigned on April 4, 2023.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The following sets forth a summary of transactions since January 1, 2022, or any currently proposed transaction, in which the Company was to be a participant and the amount involved exceeded or exceeds $68,105 (1% of the average of our total assets of the Company for the two most recently completed fiscal years) and in which any related person had or will have a direct or indirect material interest.

Working Capital Funding from Executive Officers

We historically relied on debt financing from our officers for some of our working capital. On January 7, 2022, we entered into a promissory note with Michael James that was repaid upon the closing of the IPO, prior to the maturity date of January 6, 2023.

On January 6 and January 18, 2023, the Company issued promissory notes with principal amounts of $50,000 and $125,000, respectively, to Mr. James. The notes matured on February 8, 2023 and the Company repaid Mr. James an aggregate of $175,683 in principal and accrued interest.

From time to time, the Company enters into loans to purchase vehicles that are secured by the vehicle purchased. Some of these loans are also personally guaranteed by the Company’s chief executive officer and/or chief financial officer. These loans accrue interest at annual rates ranging from 7.64% to 18.66% and began maturing on dates beginning in April 2024 through February 2028.

Policies and Procedures for Transactions with Related Persons

We have adopted a written policy that our executive officers, directors, beneficial owners of more than 5% of any class of our capital stock, and any members of the immediate family of any of the foregoing persons (a “related party”) are not permitted to enter into a related party transaction with us without the prior consent of our audit committee. Any request for us to enter into a transaction with a related party in which the related party would have a direct or indirect interest must first be presented to our audit committee for review, consideration, and approval. In approving or rejecting any such proposal, our audit committee will consider the relevant facts and circumstances of the transaction available to it, including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unrelated third party or to employees under the same or similar circumstances, and the extent of the related party’s interest in the transaction. The written policy requires that, in determining whether to approve or reject a related person transaction, our audit committee must consider, in light of known circumstances, whether the transaction is in or is not inconsistent with, our best interests and those of our stockholders, as our audit committee determines in good faith.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The information in this section is presented in accordance with the rules of the SEC. Under these rules, beneficial ownership of a class of capital stock includes (i) any shares over which the person, directly or indirectly, has or shares voting power or investment power, and (ii) any shares the person has the right to acquire within 60 days. If two or more persons share voting power or investment power with respect to specific securities, each person is deemed to be the beneficial owner of those securities. The calculations in this section are based on 3,160,392 shares of common stock outstanding as of the Record Date.

Beneficial Ownership of More Than 5% of the Company’s Shares

The table below presents certain information as of the Record Date regarding the persons known to us to be the beneficial owner of more than 5% of the outstanding shares of our common stock.

Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage
Iroquois Capital Management L.L.C. (1) 2 Overhill Road Scarsdale, NY 10583	204,859	6.2%

(1)

This information is based on a Schedule 13G filed on May 31, 2024 by Iroquois Capital Management L.L.C. (“Iroquois”), Richard Abbe and Kimberly Page. The shares are owned by Iroquois Master Fund Ltd. (“Iroquois Master Fund”) and Iroquois Capital Investment Group (“ICIG”). As directors of Iroquois Master Fund, Mr. Abbe and Ms. Page may each be deemed to be the beneficial owner of all shares of common stock and shares underlying pre-funded warrants and warrants held by Iroquois Master Fund. Iroquois is the investment advisor for Iroquois Master Fund and Mr. Abbe is the President of Iroquois. Mr. Abbe has the sole authority and responsibility for investments made on behalf of ICIG. Mr. Abbe may be deemed to be the beneficial owner of all shares of common stock and shares underlying pre-funded warrants and warrants held by Iroquois Master Fund and ICIG. Iroquois, Mr. Abbe and Ms. Page report shared voting and shared dispositive power of 37,800 shares of common stock, 35,000 shares of common stock issuable upon exercise of pre-funded warrants and 146,600 shares of common stock issuable upon exercise of warrants. Mr. Abbe also reports sole voting and sole dispositive power of 16,200 shares of common stock, 15,000 shares of common stock issuable upon exercise of pre-funded warrants and 64,150 shares of common stock issuable upon exercise of warrants. Due to exercise limitations of the warrants, the reporting persons’ beneficial ownership of 109,891 warrants is excluded.

Beneficial Ownership of Management and Directors

The table below presents certain information regarding the beneficial ownership of our common stock as of the Record Date by:

•	each of our directors;
•	each of our named executive officers; and
•	all of our current directors and executive officers as a group.

Except as we otherwise indicate below and under applicable community property laws, we believe that the beneficial owners of the common stock listed below, based on information they have furnished to us, have sole voting and investment power with respect to the shares shown. Unless otherwise indicated, the address for each of the named beneficial owners is c/o Edible Garden AG Incorporated, 283 County Road 519, Belvidere, NJ 07823.

Name of Beneficial Owner	Shares Beneficially Owned	Percentage
James E. Kras	3,031	*
Kostas Dafoulas	—	—
Pamela DonAroma	50	*
Michael James	801	*
Mathew McConnell	140	*
Ryan Rogers	140	*
All directors and executive officers as a group (5 persons)	3,361	*

*	Indicates less than 1%.

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AUDIT COMMITTEE REPORT

The audit committee has (1) reviewed and discussed with management the audited financial statements for the fiscal year ended December 31, 2023, (2) discussed with Marcum LLP, our independent registered public accounting firm (the “Auditor”), the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC, and (3) received the written disclosures and the letter from the Auditor concerning applicable requirements of the PCAOB regarding the Auditor’s communications with the audit committee concerning independence, and has discussed with the Auditor its independence. Based upon these discussions and reviews, the audit committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and filed with the SEC.

THE AUDIT COMMITTEE OF

THE BOARD OF DIRECTORS

Mathew McConnell (Chair)

Ryan Rogers

Pamela DonAroma

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Summary of Fees

The following table summarizes the aggregate fees billed for professional services rendered to us by Marcum LLP in the years ended December 31, 2023 and 2022.

	(in thousands)
	2023	2022
Audit Fees(1)	$236.9	$221.5
Audit-Related Fees(2)	—	—
Tax Fees(3)	—	—
All Other Fees(4)	54.6	164.7
Total Fees	$291.5	$386.2

(1)

“Audit Fees” are fees for professional services for the audit of our consolidated financial statements included in our Annual Report on Form 10-K and the review of financial statements included in the Company’s Quarterly Reports on Form 10-Q, or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

(2)	“Audit-Related Fees” are fees related to assurance and related services that are traditionally performed by an external auditor.
(3)	“Tax Fees” are fees related to tax advice and tax planning.
(4)

“All Other Fees” are billed for any services not included in the first three categories, including services such as reviewing our registration statements and providing related consents, and finance fees.

Pre-Approval Policy

The audit committee has adopted a policy to pre-approve all audit and permissible non-audit services. In its review of non-audit services, the audit committee considers whether the engagement could compromise the independence of our independent registered public accounting firm, whether the reasons of efficiency or convenience is in our best interest to engage our independent registered public accounting firm to perform the services, and whether the service may enhance our ability to manage or control risk or improve audit quality. Pre-approval is generally provided for up to one year, and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. Our independent registered public accounting firm and management are required to periodically report to the audit committee regarding the extent of services provided by the independent registered public accounting firm in accordance with the pre-approval and the fees for the services performed to date.

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PROPOSAL TWO:

RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Board, including our audit committee, has selected and appointed Marcum LLP as our independent registered public accounting firm to audit the consolidated financial statements for the fiscal year ending December 31, 2024, and recommends that stockholders vote for the ratification of this appointment. Marcum LLP has audited our financial statements annually since 2022. Marcum LLP has advised us that it does not have, and has not had, any direct or indirect financial interest in the Company or its subsidiaries that impairs its independence under SEC rules. Notwithstanding its selection of Marcum LLP, our audit committee, in its discretion, may appoint a different independent registered public accounting firm at any time if it believes that doing so would be in our best interests and the best interests of our stockholders. In the event of a negative vote on ratification, our audit committee will reconsider, but might not change, its selection of an independent registered public accounting firm.

Representatives of Marcum LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Vote Required

Stockholders can vote FOR, AGAINST or ABSTAIN on Proposal Two.

The affirmative vote of the majority of the votes cast on the proposal is required to approve Proposal Two.

Recommendation of the Board

The Board recommends a vote FOR Proposal Two.

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PROPOSAL THREE:

APPROVAL OF AN AMENDMENT TO THE COMPANY’S 2022 EQUITY INCENTIVE PLAN

Amendment to the Plan

We are asking our stockholders to approve the adoption of the Plan Amendment to increase the number of shares available under the Plan by 650,000 shares. The Plan Amendment also updates the Plan to be consistent with the Company’s Policy for the Recovery of Erroneously Awarded Compensation. We believe the Plan Amendment is necessary to provide the Board and compensation committee the flexibility to use equity awards to incentivize our executives and employees and to attract qualified candidates to serve our Company.

The Plan was adopted by our Board and approved by our stockholders on January 18, 2022 and amended on June 8, 2023. The Plan Amendment was adopted by our Board on June 18, 2024 and is now being submitted to our stockholders for their approval. The Plan Amendment will become effective upon stockholder approval.

The closing stock price of one share of our common stock as reported on Nasdaq on the Record Date was $1.30.

Description of the Plan

The full text of the Plan Amendment is attached to this proxy statement as Appendix A. The principal terms of the Plan as amended by the Plan Amendment are described below, but the description is qualified in its entirety by reference to the Plan and the Plan Amendment. In the event of a conflict between the description and the terms of the Plan or the Plan Amendment, the terms of the Plan Amendment will govern. The Plan Amendment will not become effective unless approved by our stockholders.

Purpose

The purpose of the Plan is to promote stockholder value and our future success by providing appropriate retention and performance incentives to employees and non-employee directors of the Company or its affiliates, and any other individuals who perform services for the Company or its affiliates.

Administration

Except as noted below, the Plan will be administered by the compensation committee of the Board (the “Committee”). Under the Plan, each member of the Committee is required to be, and currently is, both a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act, and a non-employee director meeting the independence requirements for compensation committee members under the rules and regulations of the exchange on which the shares of common stock are traded.

The Committee will have the authority to select the employees and other individuals to receive awards under the Plan, to determine the type, size and terms of the award to be made to each individual selected, to determine the time when awards will be granted, to establish vesting conditions and performance objectives, and to prescribe the form of award agreement. The Committee is also authorized to interpret the Plan and the awards granted under the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determinations that it deems necessary or desirable for the administration of the Plan. The Committee may authorize any one or more of its members or any officer of the Company or any affiliate to execute and deliver documents or to take any other action on behalf of the Committee with respect to awards made or to be made to participants, subject to the requirements of applicable law, including without limitation, Section 16 of the Exchange Act.

The Board has all the powers otherwise vested in the Committee by the terms of the Plan in respect of awards granted to non-employee directors; provided, however, the Board has delegated such authority to the Committee.

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Notwithstanding the foregoing, except for permitted adjustments in connection with a corporate transaction or recapitalization, neither the Committee nor the Board may, without the prior approval of the stockholders of the Company, (a) reduce, directly or indirectly, the per-share exercise price of an outstanding option or stock appreciation right after it is granted; (b) cancel an option or stock appreciation right when the exercise price of the option or stock appreciation right exceeds the fair market value of a share in exchange for cash or another award (other than in connection with a change in control); or (c) take any other action that is treated as a repricing under United States generally accepted accounting principles or by the rules or regulations of the exchange on which the Company’s shares are traded.

No member of the Committee and no officer of the Company will be liable for anything done or omitted to be done by him or her, by any other member of the Committee or by any officer of the Company in connection with the performance of duties under the Plan, except for his or her own willful misconduct or gross negligence, or as expressly provided by applicable law, and the Company will indemnify each member of the Committee and officer of the Company against any such liability.

Eligible Participants

Employees and non-employee directors of the Company or its affiliates, and other individuals who perform services for the Company or any of its affiliates, are eligible to receive awards under the Plan. As of the Record Date, approximately 97 persons, including two executive officers, three non-employee directors and approximately 92 other individuals may be considered for awards under the Plan.

Neither the Committee nor the Board has made any decisions with respect to the individuals who may receive awards under the Plan on or after stockholder approval of the Plan Amendment on the date of the Annual Meeting, or the amount or nature of future awards.

Authorized Shares

If the Plan Amendment is approved, the maximum number of shares available for grant and issuance under the Plan will be 667,500.

Awards will be counted against the available share reserve on the date of grant, based on the maximum number of shares that may be issued pursuant to the award. Any shares of common stock related to awards issued under the Plan that are forfeited, canceled, expired or otherwise terminated without the issuance of shares of common stock for any reason will be added back and again be available for issuance under the Plan. In addition, shares of common stock that are retained or reacquired by the Company to satisfy the exercise price or purchase price of an award or to satisfy the tax withholding obligation in connection with an award, as well as any shares of common stock covered by an award that is settled in cash, will be added back and again be available for issuance under the Plan.

Awards granted through the assumption of, or substitution for, outstanding awards previously granted by a company acquired by the Company or any affiliate, or with which the Company or any affiliate combines, will not reduce the maximum number of shares of common stock that may be issued under the Plan.

Types of Awards

The Plan allows for the granting of the following types of awards: stock options (both incentive stock options and nonqualified stock options); stock appreciation rights; restricted stock; restricted stock units; and other stock-based awards. Each award granted under the Plan is subject to an award agreement containing the particular terms and conditions of that award, subject to the limitations imposed by the Plan.

Stock Options. A stock option is the right to purchase a specified number of shares for a specified exercise price. Stock options may be either (a) incentive stock options, which are stock options that meet the requirements under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or (b) nonqualified stock options, which are stock options that do not meet the requirements of Section 422 of the Code or that are designated as a nonqualified stock option. Only employees of the Company and certain of its affiliates may receive awards of incentive stock options, and incentive stock options are subject to additional limitations. Stock options (other than stock options assumed or granted in substitution for outstanding stock options of a company acquired by the Company or any affiliate) are subject to the following: (i) the exercise price shall be equal to or greater than the fair market value of the shares subject to such stock option on the date of grant; and (ii) the expiration date shall be no later than 10 years from the date of grant. The exercise price may be payable either in (1) cash, (2) if permitted by the Committee, by delivery of irrevocable instructions to a broker to deliver promptly the proceeds from the sale of shares, (3) if permitted by the Committee, by tendering shares previously acquired, (4) if permitted by the Committee, by withholding shares that would otherwise be issued having a fair market value on the exercise date equal to the exercise price, or (5) any combination of the foregoing.

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Stock Appreciation Rights. A stock appreciation right is a right to receive cash or other property based on the increase in the value of a share over the per share exercise price. Stock appreciation rights are subject to the following: (a) the exercise price shall be equal to or greater than the fair market value of the shares subject to such stock appreciation right on the date of grant; and (b) the expiration date shall be no later than 10 years from the date of grant.

Restricted Stock. Restricted stock is an award of shares that is subject to vesting conditions. Prior to the expiration of the vesting period, a participant who has received an award of restricted stock has the right to vote and to receive dividends on the underlying unvested shares, subject, however, to the restrictions and limitations imposed pursuant to the Plan and award agreement.

Restricted Stock Units. A restricted stock unit is an award that is valued by reference to shares, which may be paid to a participant upon vesting in shares, cash or other property.

Other Stock-Based Awards. An other stock-based award is an award denominated or payable in shares, other than a stock option, stock appreciation right, restricted stock or restricted stock unit. Other stock-based awards may be settled in cash, shares or other property.

Dividend Equivalents. Awards other than stock options and stock appreciation rights may include the right to receive dividends or dividend equivalents, subject to such terms, conditions, restrictions or limitations, if any, as the Committee may establish.

Award Limitations

Non-Employee Director Award Limitation. The aggregate of (a) the grant date fair value for financial reporting purposes of any awards granted during any fiscal year to a non-employee director, and (b) the total amount of any cash fees or other property paid to such non-employee director during the fiscal year, in respect of the director’s service as a member of the Board during such year, shall not exceed $350,000. The independent members of the Board may make exceptions to this limit for a non-executive chair of the Board, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation.

Incentive Stock Options. Incentive stock options may be granted only to employees of the Company or an affiliate, provided such affiliate is also a “parent corporation” of the Company within the meaning of Section 424(e) of the Code or a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code, on the date of grant. The aggregate fair market value (determined as of the time the incentive stock option is granted) of the shares of common stock with respect to which incentive stock options are exercisable for the first time by any individual during any calendar year (under all plans of the Company and its affiliates) shall not exceed $100,000, and any incentive stock option or portions thereof which exceed such limit (according to the order in which they were granted) will be treated as a nonqualified stock option. If, at the time an incentive stock option is granted, the employee recipient owns (after application of the rules contained in Section 424(d) of the Code) shares of common stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries, then: (a) the exercise price for such incentive stock option will be at least 110% of the fair market value of the shares of common stock subject to such incentive stock option on the date of grant; and (b) such incentive stock option will not be exercisable after the date five years from the date such incentive stock option is granted. The maximum number of shares of common stock that may be issued under the Plan pursuant to incentive stock options may not exceed, in the aggregate, 667,500.

Transferability. A participant’s rights in an award may be assigned or transferred only in the event of death; provided, however, that the Committee may allow a participant to assign or transfer without consideration an award (other than an incentive stock option) to one or more members of his or her immediate family, to a partnership of which the only partners are the participant or members of the participant’s immediate family, or to a trust established by the participant for the exclusive benefit of the participant or one or more members of his or her immediate family. An incentive stock option may not be transferable by a participant other than by will or the laws of descent and distribution and may only be exercisable during the participant’s lifetime by the participant.

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Tax Withholding

The exercise or payment of awards and the issuance of shares under the Plan is conditioned upon a participant making satisfactory arrangements for the satisfaction of any liability to withhold federal, state, local or foreign income or other taxes. In accordance with rules established by the Committee, the required tax withholding obligations may be settled in cash, or with shares, including shares that are part of the award that gives rise to the withholding requirement.

Effect of Certain Events

Death, Disability or Termination. The Committee may include in an award agreement provisions related to the death, disability or termination of employment or service of a participant, including without limitation the acceleration of the exercisability, vesting or settlement of, or the lapse of restrictions or deemed satisfaction of performance objectives with respect to, an award.

Change in Control. The Committee may provide in an award agreement provisions relating to a “change in control” of the Company, including without limitation the acceleration of the exercisability, vesting or settlement of, or the lapse of restrictions or deemed satisfaction of performance objectives with respect to, an award.

“Change in control” generally means the occurrence of any one or more of the following events:

(a)

an individual, entity or group of persons acquires the ownership, directly or indirectly, of the Company’s securities representing more than 50% of the combined voting power of the Company’s outstanding securities, other than (i) through a merger, consolidation or similar transaction; (ii) in connection with a financing by the Company through the issuance of equity securities; and (iii) by an overall reduction in the number of the Company’s outstanding securities;

(b)

a merger, consolidation or similar transaction in which the Company’s stockholders immediately before such transaction do not own, directly or indirectly, more than 50% of the combined voting power of the surviving entity (or the parent of the surviving entity) in substantially the same proportions as their ownership immediately prior to such transaction;

(c)

a sale, lease, exclusive license or other disposition of all or substantially all of the Company’s assets, other than to an entity more than 50% of the combined voting power of which is owned by the Company’s stockholders in substantially the same proportions as their ownership of the Company’s outstanding voting securities immediately prior to such transaction;

(d)

a majority of the members of the Board serving on the date the Plan is approved by the stockholders (the “Incumbent Board”) were no longer serving on the Board within any 12-month period; provided that any new Board member approved or recommended by a majority of the Incumbent Board then in office (other than as a result of any settlement of a proxy or consent solicitation contest or any action taken to avoid such a contest) will be considered a member of the Incumbent Board; or

(e)	the complete dissolution or liquidation of the Company.

No change in control shall be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the capital stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

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Recoupment

Notwithstanding anything in the Plan or in any award agreement to the contrary, awards under the Plan are subject to the clawback or recoupment policy, if any, that the Company may adopt from time to time, whether before or after the grant of such awards, to the extent provided in such policy and, in accordance with such policy, may be subject to the requirement that the awards be repaid to the Company after they have been distributed or paid to the participant. The Plan Amendment, if approved, would clarify that awards are subject to the Company’s Policy for the Recovery of Erroneously Awarded Compensation.

Adjustments

In the event of any change in the outstanding shares of the Company by reason of any corporate transaction or change in corporate capitalization such as a stock split, reverse stock split, stock dividend, split-up, split-off, spin-off, recapitalization, merger, consolidation, rights offering, reorganization, combination, consolidation, subdivision or exchange of shares, a sale by the Company of all or part of its assets, any distribution to stockholders other than a normal cash dividend, partial or complete liquidation of the Company or similar event, the Committee or Board, as applicable, shall adjust the (a) the class and aggregate number of shares available under the Plan; (b) the class, number and exercise price of outstanding stock options and stock appreciation rights granted under the Plan; and (c) the class and number of shares subject to any other awards granted under the Plan and the terms of such awards (including, without limitation, any applicable performance goals), as may be determined to be appropriate by the Committee or Board.

Amendments and Termination

The Plan may be amended in whole or in part at any time and from time to time by the Board, and the terms of any outstanding award under the Plan may be amended from time to time by the Committee (or Board as applicable) in its discretion provided that no amendment may be made without stockholder approval if such amendment would (a) increase the number of shares available for grant under the Plan; (b) change the class of persons eligible to receive incentive stock options; (c) decrease the minimum stock option or stock appreciation right exercise price; or (d) amend or repeal the prohibitions against repricing or exchange. No amendment may adversely affect in a material manner any right of a participant under an award without his or her written consent.

The Plan may be suspended in whole or in part at any time and from time to time by the Board. The Plan shall terminate upon the adoption of a resolution of the Board terminating the Plan. No award may be granted under the Plan after the date that is 10 years from the date the Plan was last approved and adopted by the stockholders of the Company. No termination of the Plan shall materially alter or impair any of the rights or obligations of any person, without his or her consent, under any award granted under the Plan.

New Plan Benefits

The benefits or amounts to be received by or allocated to participants and the number of shares to be granted under the Plan cannot be determined at this time because the amount and form of grants to be made to any eligible participant in any year is determined at the discretion of the Committee or Board, as applicable.

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Aggregate Awards Granted

The following table sets forth information with respect to the number of shares subject to awards previously granted to the following listed individuals and specified groups under the Plan since its inception through the Record Date:

Name and Position	Number of Shares Underlying Restricted Stock Units	Number of Shares Underlying Restricted Stock Grants
Named Executive Officers:
James E. Kras, Chief Executive Officer, President, Treasurer, Secretary and Director	—	—
Michael James, Former Chief Financial Officer, Treasurer, Secretary, and Director	3,502	—
All Current Executive Officers as a Group	—	—
Current Directors who are not Executive Officers:
Pamela DonAroma	—	—
Mathew McConnell	—	140
Ryan Rogers	—	140
All Current Directors who are not Executive Officers as a Group	—	280
All Employees, Including all Current Officers Who are not Executive Officers, as a Group	5,864	—

Certain U.S. Federal Income Tax Consequences of Plan Awards

The following discussion is intended to provide only a general outline of the U.S. federal income tax consequences of participation in the Plan and the receipt of awards or payments thereunder by participants subject to U.S. taxes. It does not address any other taxes imposed by the United States, taxes imposed by any state or political subdivision thereof or foreign jurisdiction, or the tax consequences applicable to participants who are not subject to U.S. taxes. The discussion set forth below does not purport to be a complete analysis of all potential tax consequences relevant to recipients of awards, particular circumstances, or all awards available under the Plan. It is based on U.S. federal income tax law and interpretational authorities as of the date of this proxy statement, which are subject to change at any time.

Nonqualified stock options. A participant who exercises a nonqualified stock option recognizes taxable ordinary income in the year the stock option is exercised in an amount equal to the excess of the fair market value of the shares purchased on the exercise date over the exercise price. Subject to applicable provisions of the Code, including Section 162(m), the Company is entitled to a tax deduction in an amount equal to the ordinary income recognized by the participant. Any gain or loss realized by the participant upon the subsequent disposition of the shares will be taxed as short-term (if held one year or less) or long-term (if held more than one year) capital gain, but will not result in any further deduction for the Company.

Incentive stock options. A participant who exercises an incentive stock option does not recognize ordinary income at the time of exercise (although, the participant may be subject to alternative minimum tax), and the Company is not entitled to a tax deduction. Upon the disposition of the shares obtained from the exercise of the incentive stock option more than two years after the date of grant and more than one year after the date of exercise, the excess of the sale price of the shares over the exercise price of the incentive stock option is taxed as long-term capital gain. If the shares are sold within two years of the grant date and/or within one year of the date of exercise, the excess of the fair market value of the shares on the date of exercise (or sale proceeds if less) over the exercise price is taxed as ordinary income, and, subject to applicable provisions of the Code, including Section 162(m), the Company is entitled to a tax deduction for this amount; any remaining gain is taxed as short-term (if held one year or less) or long-term (if held more than one year) capital gain, without a Company tax deduction.

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Stock appreciation rights. A participant who exercises a stock appreciation right recognizes taxable ordinary income in the year the stock appreciation right is exercised in an amount equal to the cash and/or the fair market value of any shares or other property received. Subject to applicable provisions of the Code, including Section 162(m), the Company is entitled to a tax deduction in an amount equal to the ordinary income recognized by the participant. If shares are received upon the exercise of a stock appreciation right, any gain or loss realized by the participant upon the subsequent disposition of the shares will be taxed as short-term (if held one year or less) or long-term (if held more than one year) capital gain, but will not result in any further deduction for the Company.

Restricted stock and restricted stock units. A participant normally will not recognize taxable income and the Company will not be entitled to a deduction upon the grant of shares of restricted stock, restricted stock units or other stock-based awards. When the restricted stock vests, the restricted stock units settle or the other stock-based awards are paid or settle, the participant will recognize taxable ordinary income in an amount equal to the fair market value of the shares or other property received at that time, less the amount, if any, paid for the shares, and, subject to applicable provisions of the Code, including Section 162(m), the Company will be entitled at that time to a deduction in the same amount. However, a participant may elect to recognize taxable ordinary income in the year shares of restricted stock are granted in an amount equal to the excess of their fair market value at the grant date, determined without regard to certain restrictions, over the amount, if any, paid for the shares. In that event, subject to applicable provisions of the Code, including Section 162(m), the Company will be entitled to a deduction in such year in the same amount. Any gain or loss realized by the participant upon the subsequent disposition of shares received will be taxed as short-term (if held one year or less) or long-term (if held more than one year) capital gain, but will not result in any further deduction for the Company.

Vote Required

Stockholders can vote FOR, AGAINST or ABSTAIN on Proposal Three.

The affirmative vote of the majority of the votes cast on this proposal is required for approval of the Plan Amendment.

Recommendation of the Board

The Board recommends a vote FOR Proposal Three.

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PROPOSAL FOUR:

APPROVAL OF AN ADJOURNMENT OF THE ANNUAL MEETING

General

We are asking stockholders for approval to adjourn the Annual Meeting from time to time, if necessary or appropriate, including to solicit additional votes in favor of Proposal One, Proposal Two and/or Proposal Three if there are not sufficient votes at the time of the Special Meeting to adopt Proposal One, Proposal Two and/or Proposal Three or to establish a quorum.

Vote Required

Stockholders can vote FOR, AGAINST or ABSTAIN on Proposal Four.

The affirmative vote of the majority of the votes cast on this proposal is required for approval of the Adjournment.

Recommendation of the Board

The Board recommends a vote FOR Proposal Four.

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STOCKHOLDER PROPOSALS

Stockholders may present proposals for action at meetings of stockholders only if they comply with the proxy rules established by the SEC, applicable Delaware law and our bylaws. We have not received any stockholder proposals for consideration at our Annual Meeting. Should any other matter come before the Annual Meeting, the persons named in the proxy will have discretionary authority to vote all proxies with respect to the matter in accordance with their judgment.

Our stockholders may submit proposals for inclusion in the proxy solicitation materials. These proposals must satisfy the requirements of Rule 14a-8 of the Exchange Act in order for a stockholder proposal to be included in our proxy solicitation materials for the 2025 annual meeting of stockholders. The proposal must be delivered in writing to our Secretary at our principal executive office, 283 County Road 519, Belvidere, New Jersey 07823, by March 4, 2025; provided, however, that if the date of the 2025 annual meeting of stockholders is more than 30 days before or after the first anniversary of the Annual Meeting, notice by the stockholder must be delivered a reasonable time before we print and send our proxy materials for the 2025 annual meeting of stockholders.

Stockholders of record wishing to present proposals at our 2025 annual meeting of stockholders, including any nomination of persons for election to the Board, must provide proper written notice such that the proposal is received by the Company not less than 90 days nor more than 120 days prior to the first anniversary of the Annual Meeting. This means that the proposal must be delivered in writing to our Secretary at our principal executive office no earlier than April 23, 2025 and no later than May 23, 2025. In the event the date of the 2025 annual meeting of stockholders is more than 30 days before or 60 days after the first anniversary of the Annual Meeting, the proposal must be received by the Company not less than 90 days nor more than 120 days prior to the 2025 annual meeting of stockholders and no later than the 10th day after the earlier of the date notice of the meeting is given or the date the meeting date is publicly disclosed. Any stockholder proposal must concern a matter that may be properly considered and acted upon at the annual meeting in accordance with applicable laws, regulations and the Company’s bylaws and policies. A stockholder notice to the Company of any such proposal must include the information required by the bylaws.

To comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice to our Secretary that sets forth the information required by Rule 14a-19 under the Exchange Act no later than June 22, 2025. However, if the date of the 2025 annual meeting of stockholders is more than 30 days before or 60 days after the first anniversary of the Annual Meeting, then notice required by Rule 14a-19 must be provided by the later of 60 days before the date of the annual meeting or the 10th day after we first make a public announcement of the date of the annual meeting.

STOCKHOLDER COMMUNICATIONS

Stockholders may send correspondence by mail to the full Board or to individual directors. Stockholders should address correspondence to the Board or individual Board members in care of: Edible Garden AG Incorporated, 283 County Road 519, Belvidere, New Jersey 07823, Attention: Secretary.

All stockholder correspondence will be compiled by our Secretary and forwarded as appropriate. In general, correspondence relating to corporate governance issues, long-term corporate strategy, or similar substantive matters will be forwarded to the Board, the individual director, one of the committees of the Board, or a committee member for review. Correspondence relating to ordinary business affairs or those matters more appropriately addressed by our officers or their designees will be forwarded to those individuals.

By Order of the Board of Directors:

/s/ James E. Kras
James E. Kras
Chairman, Chief Executive Officer, President, Treasurer, and Secretary

Belvidere, New Jersey
July 2, 2024

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APPENDIX A - PLAN AMENDMENT

SECOND AMENDMENT

TO THE

EDIBLE GARDEN AG INCORPORATED

2022 EQUITY INCENTIVE PLAN

The Edible Garden AG Incorporated 2022 Equity Incentive Plan (the “Plan”) is hereby amended as follows, effective August 21, 2024:

1. Section 5.1(a) of the Plan is hereby amended and restated in its entirety to provide as follows:

“(a) Available Shares. Subject to adjustment as provided in Section 11, the maximum number of shares of Common Stock reserved and available for grant and issuance pursuant to the Plan as of the Effective Date will be 667,500.”

2. Section 6.10 of the Plan is hereby amended to insert the following after the first sentence:

“Awards (and any shares of Common Stock or other amounts payable or paid under the Plan) are subject to reduction, cancellation, repayment, forfeiture or recoupment in accordance with any clawback policy adopted by the Company, including, but not limited to, the Company’s Policy for the Recovery of Erroneously Awarded Compensation, as in effect or as may be adopted and/or modified from time to time by the Company in its discretion, and any clawback requirements imposed under applicable laws, rules and regulations, including Section 10D of the Exchange Act and any applicable rules or standards adopted by the Securities and Exchange Commission thereunder (including Rule 10D-1 under the Exchange Act) and any applicable rules or standards adopted by the Exchange pursuant to Rule 10D-1 under the Exchange Act (including Exchange Rule 5608).”

2. The last sentence of Section 7.4 of the Plan is hereby amended and restated in its entirety to provide as follows:

“The maximum number of shares of Common Stock that may be issued under the Plan pursuant to Incentive Stock Options may not exceed, in the aggregate, 667,500.”

*              *              *              *              *

A-1

P.O. BOX 8016, CARY, NC 27512-9903

Your vote matters!

Have your ballot ready and please use one of the methods below for **easy voting:**

Your control number

Have the 12 digit control number located in the box above available when you access the website and follow the instructions.

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Edible Garden AG Incorporated

Annual Meeting of Stockholders

For Stockholders of record as of June 27, 2024

Wednesday, August 21, 2024 10:00 AM, Eastern Time

Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/EDBL for more details.

Internet:
www.proxypush.com/EDBL
- Cast your vote online
- **Have your Proxy Card ready**
- Follow the simple instructions to record your vote

Phone:
1-866-458-3104
- Use any touch-tone telephone
- **Have your Proxy Card ready**
- Follow the simple recorded instructions

Mail:
- Mark, sign and date your Proxy Card
- Fold and return your Proxy Card in the postage-paid envelope provided

Virtual:
You must register to attend the meeting online and/or participate at www.proxydocs.com/EDBL.

YOUR VOTE IS IMPORTANT!
PLEASE VOTE BY: 10:00 AM, Eastern Time, August 21, 2024.

This proxy is being solicited on behalf of the Board of Directors.

The undersigned hereby appoints James E. Kras and Kostas Dafoulas (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Edible Garden AG Incorporated which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS' RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE.

Copyright © 2024 BetaNXT, Inc. or its affiliates. All Rights Reserved

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Edible Garden AG Incorporated Annual Meeting of Stockholders

Please make your marks like this: ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3, AND 4

You must register to attend the meeting online and/or participate at www.proxydocs.com/EDBL.

This Proxy Card must be signed and dated to be valid and for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy Card.

Signature (and title if applicable) ____________ Date

Signature (if held jointly) ____________ Date

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